RIGHTSCORP

Monetizing Copyrighted Intellectual Property

Music • Movies • Games • Software • Books

September 2014
OTCQB: RIHT

Safe Harbor Statement

This presentation is neither an offer to sell nor a solicitation of offers to purchase securities. This presentation is the confidential intellectual property of Rightscorp, Inc. Any use or redistribution of this document or its contents without the express written consent of Rightscorp is prohibited. All statements other than statements of historical fact included in this presentation, including, without limitation, statements regarding the Company's anticipated financial position, business strategy and plans and objectives of management of the Company for future operations, are forward-looking statements. When used in this presentation, words such as "anticipate," "believe," "estimate," "expect," "intend," and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors not limited to, general economic and business conditions, competitive factors, changes in business strategy or development plans, the ability to attract and retain qualified personnel, and changes in legal and regulatory requirements. Such forward-looking statements reflect the current views of the Company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this paragraph.

RIGHTSCORP

Rightscorp is a leading provider of monetization services for artists and holders of copyrighted Intellectual Property (IP). The Company has a patent-pending, proprietary technology for solving copyright infringement by collecting payments from illegal distributors via notifications sent to their Internet Service Providers (ISPs).

We have closed over 100,000 cases of copyright infringements to date.

We collect from infringers everyday and pay copyright holders their fair share.

$2.3 Billion Immediate Opportunity

Virtually every form of media is available on the internet for free via copyright infringement…We fix this problem.


Music
Movies
Books
Video Games
Software
blink
Malcolm Gladwell
Harry Potter
The Godfather
grand theft auto
CALL DUTY
FIFA 14
RosettaStone
Office Home and Business

Monetizing IP Everyday

- Daily payments from infringers accepting settlement offers.
- Closed over 100,000 cases on 140+ ISPs to date; by far the most successful in the industry for monetizing IP.
- 80,000+ copyrights active in our system.
- Recently received approval to collect on over 1.5 million copyrights.
- 50/50 Split on collections to copyright holders.


Downloading
Free movies, music, software, games...




E
®
R

Signed Agreements Representing Over 1.5 Million Copyrights with Industry Leaders

- Major motion picture studios.
- More than 20 songs on the Billboard Hot 100.
- Many current Platinum recording artists.
- Recent Academy Award-winning film.
- Several top 10 TV shows.
- Best-selling author.
- Currently sending settlement notices on over 80,000 and recently received approval to represent over 1.5 million copyrights.

➢ <u>Major Partners Include:</u>

ROUND HILL MUSIC
CREATIVE RIGHTS MANAGEMENT

100 YEARS OF SHAPIRO BERNSTEIN THE POWER OF A SONG

MINGUS MUSIC WERKSHOP

TOMATO

SUNFLOWER ENTERTAINMENT

WOLFGANG'S VAULT WHERE LIVE MUSIC LIVES

America's TEST KITCHEN

The Multi-Billion Dollar Dilemma: Turning Problems into Profits

Compelling Statistics Demonstrating the Impact of Online Piracy

- **Global:** 22% of all global internet bandwidth is used for online piracy.
- **Lost Wages:** $2.7 Billion in workers' earnings are lost annually due to online piracy.
- **Music Industry:** $12.5 Billion in economic losses are due to piracy in the music industry annually.
- **Software:** Global market for pirated software reached a commercial value of $59 billion in 2010**
- *Source: Online Piracy Statistics Infographic
- **Source: Business Software Alliance

Approximately 22% of Internet Traffic Violates Copyrights


22%
All Other
78%

Annual revenue potential for Rightscorp IF: • We represent 27 million copyrights. • We continue to receive payments from subscribers of the 140 ISPs we work with.	$345 million
Annual revenue potential for Rightscorp IF: • We represent 27 million copyrights. • We receive payments from subscribers of all 1800 ISPs in the U.S.	$2.33 billion

Growth of Peer-to-Peer vs. Media Revenues

US Home Video Revenue - BluRay, DVD, PPV, Digital & Streaming **decreased** 26% since 2006.

Home Video Revenue (Billions)

P2P Movie Downloads (Billions)


$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
2006
2011

~1.4B P2P Movie Downloads

~11B P2P Movie Downloads

Worldwide Music Revenue - iTunes, Physical, Digital & Streaming **decreased** 38% since 1999.

Worldwide Music Revenue (Billions)

Worldwide Music Downloads (Billions)


$30.0
$20.0
$10.0
$-
1999
2011

~1.0B P2P Music Downloads

>500B P2P Music Downloads

In a peer-to-peer (P2P) network, the "peers" are computer systems which are connected to each other via the Internet. Files can be shared directly between systems on the network without the need of a central server. In other words, each computer on a P2P network becomes a file server as well as a client.

[1] December 2008 Futuresource http://forums.highdefdigest.com/high-definition-smackdown/117934-futuresource-consulting-blu-ray-top-50-sales-2014-od-still-33b-72-share.html
[2] http://www.isuppli.com/Media-Research/News/Pages/Network-Delivery-of-Video-Fails-to-Live-Up-to-Hype-in-2010.aspx

Our Solution is Proven to Work

Proprietary Technology Enforces Existing Laws

1. Crawl P2P networks such as BitTorrent accessed by The Pirate Bay.



2. Send automated settlement offers to infringers via their ISPs for $20 per infringement vs. $150,000 legal liability per infringement if they do not settle.



3. Identify non-responsive repeat infringers.



4. ISPs can terminate repeat infringers to reduce ISP's potential liability.



30 Patents Pending Worldwide

- **US Patent Application No. 13/437,756 Family** - System to Identify Multiple Copyright Infringements
  - Patents Also Filed and Pending in Europe, Canada, Australia, India, and China

- **US Patent Application No. 13/103,795** - System and Method for Determining Copyright Infringement and Collecting Royalties

- **US Patent Application No. 13/485,178 Family**- System to Identify Multiple Copyright Infringements and Collecting Royalties
  - Patent Also Filed and Pending in Europe, Canada, Australia, India, China, Israel, Brazil, and Japan

- **US Patent Application No. 13/594,596 Family** - System to Identify Multiple Copyright Infringements
  - Patent Also Filed and Pending in Europe, Canada, Australia, India, China, Israel, Brazil, and Japan

- **US Patent Application No. 61/942,707**- Print Anti-Piracy Campaign

Sample Settlement Offer



In order to help you avoid further legal action from Our client, we have been au
offer a settlement solution that we believe is reasonable for everyone.

To access this settlement offer, please copy and paste the URL below into a brow
the instructions for the settlement offer:

https://secure.digitalrightscorp.com/settle/GB-c478b338-0fce-4bac-9fc3-20da7150a

Password: paUulAb

Very truly yours,

Christopher Sabec

CEO

DigitalRights
3100 Donald Douglas Loop, North,
Santa Monica, CA 90405
Telephone: (424) 234-3150

** For any correspondence regarding this case, please send your emails to
DMCA@DigitalRightsCorp.com and refer to Notice ID: GB-c478b338-0fce-4bac-9fc3-20

If you need immediate assistance or if you have general questions please call th
above.

Infringement Source: Limewire

Timestamp: 2011-05-17 04:50:50.0 GMT

Infringers IP Address: 68.55.78.104

Infringers Port: 14202

Listing of infringement(s) (Title/Filename/Timestamp/Hash): sweet home chicago |
Stevie Ray Vaughan - Sweet Home Chicago (Live 8-26-90) [w Buddy Guy, Robert Cray
Jimmy Vaughn].mp3 | 2011-05-17 04:50:50.0 | SHA1 |

SOURCE/P2P NETWORK
DATE & TIME OF INFRINGEMENT
IP ADDRESS OF INFRINGER
COPYRIGHTED INTELLECTUAL PROPERTY ILLEGALLY DISTRIBUTED BY INFRINGER

1. Infringer receives notice from their ISP.
2. Infringer has $150,000 legal liability per infringement under current law.
3. We offer to settle for $20 per infringement.
4. Reasonable settlement incentivizes infringer to pay rather than wait for sanction.
5. ISP may suspend or terminate subscriber until settlement is reached.

Incentives for ISPs to Work with Us

- Obligation: ISPs have liability if they do not act.
  - Under the Digital Millennium Copyright Act (DMCA), ISPs are required to make a reasonable effort to curtail illegal activity on their networks. ISPs are given "Safe Harbor" protection as long as once the ISP is notified of a copyright infringement, it forwards the notice to its customer.
  - Title 17 USC Section 512(i).
- Motivation: Reduce operating costs.
  - Less illegal content distributed means lower traffic/bandwidth expense.
  - Reduced illegal up/downloading equals lower maintenance costs.
- Action by ISPs creates good relationship with content providers
  - Content providers to ISPs include Warner Brothers, BMG, etc.

Qwest Spirit of Service®

Charter COMMUNICATIONS® A WIRED WORLD COMPANY™

PenTeleData

ARMSTRONG® ONE WIRE. INFINITE POSSIBILITIES.

The Team

Christopher Sabec, CEO

- Experienced Entertainment Executive
- CEO of Jerry Garcia Estate
- Managed Multi-Platinum *Hanson*
- Helped Launch *Dave Matthews Band*

Robert Steele, CTO/COO

- Transaction Processing GMAC, FedEx,
  Amgen, Nalco
- Software Integration for ABB, AOL, Berkshire Hathaway

Craig Harmon, General Counsel

- 25 years McGuireWoods (full partner)

Advisors

- **Bill Zysblat** - Business manager for *David Bowie*, *Sting*, *Rolling Stones* and U2 – Has invested >$200K in Rightscorp.
- **Peter Paterno** – Attorney for *Metallica*, *Dr. Dre*.

Trading Snapshot

Ticker: (OTCQB) RIHT

Price (08/22/14): $0.35

52 Week Range: $0.30 - $0.97

Avg. Volume (90 day): 70,102

Shares Outstanding: 75.78 million

Market Cap: $26.52 million

Fiscal Year End: December 31

"Property is surely a right of mankind as real as liberty."
- John Adams

"Private property began the instant somebody had a mind of his own."
- e. e. cummings

- Blue Sky qualified, DTC eligible, fully reporting.

Quarterly Revenue Growth Trend


Quarter Period
$275,000
$250,000
$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
$4,644
$16,060
$23,109
$52,754
$49,256
$52,669
$64,949
$157,141
$188,933
$251,481
Mar 12
Jun 12
Sep 12
Dec 12
Mar 13
Jun 13
Sep 13
Dec 13
Mar 14
Jun 14

*Unaudited historical revenue

Annual Revenue Growth Trend



Annual Period
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$4,543
$96,565
$324,016
$440,414
2011 - Full Year
2012 - Full Year
2013 - Full Year
2014*- First 6 Months

*Please note that all figures for the current fiscal year are only representative through Q2, are to date unaudited and could be subject to later adjustments

Internet Service Provider Growth Trend

Company estimates roughly 1800 ISPs in the US; current coverage of 140 ISPs represents 5 of the top 10 and roughly 15% of the US population



Participating ISPs
160
140
120
100
80
60
40
20
0
100 %
Increase
Jul 11
Sep 11
Apr 12
Jul 12
Sep 14
Oct 12
Jun 13
Jan 14
Jun 14
Current
ISPs

Digital Copyrights

Out of 27 million items available on iTunes, Rightscorp is currently authorized to represent 1,500,000 copyrights and has ingested 80,000 of this current catalog into their proprietary copyright monetization system



Additional Approved Content to be Ingested
1,420,000
Ingested Content into Rightscorp's Copyright Monetization System
80,000
Content not Currently Represented by Rightscorp
25,500,000
Total Available iTunes Titles:
27,000,000

According to a press release from Apple® in 2012 their catalog at that time represented approx. 27 Million titles - *http://www.apple.com/pr/library/2012/09/12Apple-Unveils-New-iTunes.html

2014 Progression of Ingested Copyrights



New Copyrights Ingested
Total Copyrights Ingested
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
29,497
2,000
31,497
17,958
46,382
11,251
57,633
13,820
71,452
11,535
82,988
26,207
109,195
31,496
January
February
March
April
May
June
July

Capitalization Table as of Sept. 2014:

	Expiration/ Maturity Date	Exercise Price Range	Shares
Total Current Shares Outstanding			75,781,031
Warrants and Options	4/15/15-1/16/19	$0.0862-$0.75	6,392,032
Convertible Debt - $210K	extended on a monthly basis per verbal contract	$0.1276	1,877,080
Fully Diluted Shares (as reported)			84,050,143
Hartford Equity Inc. Ownership			4,502,000
Insider ownership percentage * Based on shares O/S			33%

**includes shares owned by Co-founder And Senior Software Developer*

NOTES

- Hartford agreed to invest $2 million under the following terms: $0.50 a share with 1 warrant exercisable at $0.75 for every share purchased. Hartford as funded $1.7 million to date.

Why Invest in Rightscorp?

- Potential to monetize billion of dollars in illegally distributed content globally.
- Proprietary technology that implements existing copyright laws and generates results.
- Delivering consistent double-digit quarterly revenue growth.
- Recently increased representation to over 1.5 million copyrights, increased ISP participation by 100%, closed over 100,000 cases to date and announced ingestion rate increase by 400%.
- Rewards creators and owners of copyrighted IP their fair share.
- In discussions with a majority of major music publishers.

Music • Movies • Games • Software • Books



Thank You – Contact Us

Company Contact:
Christopher Sabec
Phone: 310-751-7511
cjsabec@rightscorp.com

Investor Relations Contact:
Andrew Haag
IRTH Communications
Phone: 866-976-4784
rightscorp@irthcommunications.com

Legal:
Gregory Sichenzia
Phone: (212) 930-9700
Email: gsichenzia@srff.com